CIM Real Assets & Credit Fund
Schedule of Investments
June 30, 2022

	Maturity Date	Rate	Principal	Value
Bank Loans (21.91%)(a)
Chemicals (0.79%)
Molded Devices, Inc., Delayed Draw Term Loan(b)(c)	11/01/2026	3M US L + 6.00%	$277,778	$269,917
Molded Devices, Inc., Revolver(b)(c)	11/01/2026	3M US L + 6.00%	185,185	179,944
Molded Devices, Inc., Term Loan(b)(c)	11/01/2026	3M US L + 6.00%	1,529,352	1,486,071
Total Chemicals				1,935,932

Consumer, Non-cyclical (1.79%)
Baart Programs, Inc., Second Lien Term Loan(b)	06/11/2028	3M US L + 8.50%	2,189,394	2,156,553
Bengal Debt Merger SUB, LLC TL 1L(b)	01/24/2030	3M US L + 6.00%	500,000	460,000
MedMark Services, Inc., Second Lien Term Loan(b)	06/11/2028	3M US L + 8.50%	378,788	373,106
RC Buyer, Inc., Second Lien Initial Term Loan(b)	07/30/2029	3M US L + 6.50%	1,016,949	977,543
Spring Education Group, Inc., Second Lien Initial Term Loan(b)	07/30/2026	3M US L + 8.25%	430,240	399,854
Total Consumer, Non-cyclical				4,367,056

Electronics (0.78%)
Idera, Inc.(b)	03/02/2029	3M US L + 6.75%	2,000,000	1,910,000

Food Products (2.38%)
BCPE North Star US Holdco 2, Inc. 2L TL(b)	06/08/2029	3M US L + 7.25%	833,333	804,167
Tony's Finer Foods, Revolver(b)(c)	04/20/2027	1M US SOFR + 6.00%	581,395	581,395
Tony's Finer Foods, Term(b)(c)	04/20/2028	1M US SOFR + 6.00%	4,418,605	4,422,140
Total Food Products				5,807,702

Healthcare Equipment and Supplies (1.10%)
Kreg LLC, Revolver(b)(c)	12/20/2026	3M US L + 6.25%	271,739	267,065
Kreg LLC, Term Loan(b)(c)	12/20/2026	3M US L + 6.25%	2,468,750	2,426,288
Total Healthcare Equipment and Supplies				2,693,353

	Maturity Date	Rate	Principal	Value
Healthcare Providers and Services (4.96%)
Boca Home Care Holdings Revolver(b)(c)	02/25/2027	1M SOFR + 6.50%	$580,645	$567,232
Boca Home Care Holdings, Inc DDTL(b)(c)	02/25/2027	1M SOFR + 6.50%	4,351,210	4,250,697
Honor HN Buyer, Inc., Delayed Draw Term Loan(b)(c)	10/15/2027	3M US L + 6.00%	719,855	698,835
Honor HN Buyer, Inc., Revolver(b)(c)	10/15/2027	3M US L + 6.00%	132,013	128,158
Honor HN Buyer, Inc., Term Loan(b)(c)	10/15/2027	3M US L + 6.00%	1,144,643	1,111,219
One GI Intermediate LLC, Revolver Upsize(b)(c)	12/22/2025	3M US L + 6.75%	333,333	318,467
One GI Intermediate LLC, Tranche B Delayed Draw Term Loan(b)(c)	12/22/2025	3M US L + 6.75%	1,745,625	1,667,770
One GI Intermediate LLC, Tranche C Delayed Draw Term Loan(b)(c)	12/13/2023	3M US L + 6.75%	916,667	875,783
Shiftkey, Revolver(b)(c)	06/21/2027	3M US SOFR + 5.75%	147,059	147,059
Shiftkey,Term Loan(b)(c)	06/21/2027	3M US SOFR + 5.75%	2,352,941	2,329,412
Total Healthcare Providers and Services				12,094,632

Hotels, Restaurants & Leisure (1.95%)
SS Acquisition LLC, Delayed Draw Term Loan(b)(c)	12/30/2026	1M US L + 6.50%	1,800,000	1,786,680
SS Acquisition LLC, Term Loan(b)(c)	12/30/2026	1M US L + 6.87%	3,000,000	2,977,800
Total Hotels, Restaurants & Leisure				4,764,480

Household Durables (0.36%)
Astro One Acquisition Corporation(b)	09/14/2029	3M US L + 8.50%	1,000,000	876,250

Industrial (0.38%)
Energy Acquisition LP, Second Lien Initial Term Loan(b)	06/26/2026	3M US L + 8.50%	1,097,499	916,412

Retail (1.27%)
LSF9 ATLANTIS HOLDINGS, LLC	03/29/2029	1M SOFR + 7.25%	3,368,421	3,105,684

Services, Business (4.04%)
24 Seven, Inc., DDTL(b)(c)	11/16/2027	3M US L + 6.00%	2,084,500	2,062,613
24 Seven, Inc., Term Loan(b)(c)	11/16/2027	3M US L + 6.00%	1,905,500	1,885,492
Convergint Technologies LLC, Second Lien Term Loan(b)	03/30/2029	1M US L + 6.75%	999,970	969,971
EOS-Metasource Intermediate, Inc., DDC(b)(c)	05/17/2024	1M US SOFR + 6.25%	1,500,000	1,481,250
EOS-Metasource Intermediate, Inc., TL(b)(c)	05/17/2027	1M US SOFR + 6.25%	3,500,000	3,456,250
Total Services, Business				9,855,576

Technology (1.24%)
Redstone HoldCo 2 LP, Second Lien Initial Term Loan(b)	04/27/2029	3M US L + 7.75%	800,000	692,800
RumbleOn, Inc., Delayed Draw Term Loan(b)(c)	08/31/2026	3M US L + 8.25%	748,680	700,839
RumbleON, Inc., First Lien Term Loan(b)(c)	08/31/2026	3M US L + 8.25%	1,741,250	1,629,984
Total Technology				3,023,623

Transportation (0.87%)
STG LOGISTICS, INC. TL(b)	03/24/2028	3M US SOFR + 6.00%	2,195,122	2,121,037

TOTAL BANK LOANS (Cost $54,675,823)				53,471,737

	Maturity Date	Rate	Principal	Value
Collateralized Loan Obligations - Equity (8.94%)(a)(d)
Allegro CLO XV, Ltd., Class SUB(b)(c)	07/20/2035	15.81%	$4,060,000	$3,526,356
Apex Credit Clo 2021, Ltd., Class SUB(b)(c)	07/18/2034	14.87%	2,980,000	2,004,944
ArrowMark Colorado Holdings, Class SUB(b)(c)	01/05/2035	18.47%	3,662,266	2,413,800
ArrowMark Colorado Holdings, Class SUB(b)(c)	12/05/2035	18.47%	87,734	84,375
Atlas Senior Loan Fund XVII, Ltd., Class SUB(b)(c)	10/20/2034	19.46%	3,000,000	2,300,850
Dryden 98 CLO, Ltd., Class SUB(b)(c)	04/20/2035	14.00%	5,500,000	4,739,900
LCM 31, Ltd., Class INC(b)(c)	01/20/2032	22.27%	250,000	187,363
Marble Point CLO XXI, Ltd., Class INC(b)(c)	10/17/2051	15.22%	2,750,000	1,854,875
Steele Creek CLO 2022-1, Ltd., Class SUB(b)(c)	04/15/2035	17.51%	4,955,615	3,560,362
Steele Creek CLO 2022-1, Ltd., Class SUB(b)(c)	04/15/2035	17.51%	44,385	46,000
Trinitas Clo VIII, Ltd., Class SUB(b)(c)	07/20/2117	21.80%	2,300,000	1,109,520

TOTAL COLLATERALIZED LOAN OBLIGATIONS - EQUITY (Cost $23,810,981)				21,828,345

Collateralized Loan Obligations - Debt (17.56%)(a)
Allegro CLO XII, Ltd., Class E(c)	01/21/2032	3M US L + 7.10%	1,000,000	940,876
Barings Middle Market CLO, Ltd. 2021-I, Class D(c)	07/20/2033	3M US L + 8.65%	1,000,000	950,532
CFIP CLO 2017-1, Ltd., Class ER(c)	10/18/2034	3M US L + 7.30%	5,285,000	4,880,795
Elevation CLO 2022-16, Ltd., Class E(c)	07/25/2034	3M US SOFR + 8.30%	9,100,000	8,736,000
Flatiron CLO 20, Ltd., Class E(c)	11/20/2033	3M US L + 7.85%	500,000	477,536
Ivy Hill Middle Market Credit Fund XVIII, Ltd., Class E(c)	04/22/2033	3M US L + 7.75%	2,000,000	1,812,592
LCM 31, Ltd., Class E(c)	01/20/2032	3M US L + 7.08%	1,250,000	1,171,634
Madison Park Funding XLVII, Ltd., Class E(c)	01/19/2034	3M US L + 7.46%	600,000	569,576
MCF CLO VII LLC, Class ER(c)	07/20/2033	3M US L + 9.15%	2,500,000	2,437,699
Monroe Capital Mml Clo X, Ltd., Class ER(c)	05/20/2034	3M US L + 8.75%	3,500,000	3,272,500
Northwoods Capital 25, Ltd., Class E(c)	07/20/2034	3M US L + 7.14%	2,250,000	1,897,577
OCP CLO 2020-20, Ltd., Class E(c)	10/09/2033	3M US L + 7.66%	500,000	467,726
PennantPark CLO III, Ltd., Class E(c)	10/22/2032	3M US L + 8.14%	3,000,000	2,889,854
Regatta Funding LP 2013-2A, Class DR2(c)	01/15/2029	3M US L + 6.95%	400,000	357,853
Regatta XXII Funding, Ltd., Class E(c)	07/20/2035	3M US SOFR + 7.19%	7,000,000	6,778,900
Saratoga Investment Corp. CLO 2013-1, Ltd., Class F1R3(c)	04/20/2033	3M US L + 10.00%	2,000,000	1,887,472
VCP CLO II, Ltd., Class E(c)	04/15/2031	3M US L + 8.41%	500,000	501,751
Venture 45 Clo, Ltd., Class E(c)	07/20/2035	1M US SOFR + 7.70%	3,000,000	2,809,137

TOTAL COLLATERALIZED LOAN OBLIGATIONS - DEBT (Cost $43,948,936)				42,840,010

	Maturity Date	Rate	Principal	Value
Commercial Mortgage-Backed Securities (4.34%)
Campus Drive Secured Lease-Backed Pass-Through Trust, Series C(b)(c)	06/15/2058	6.91%	$3,774,615	$2,754,714
Capital Funding Mortgage Trust 2021-21, Class B(a)(b)(c)	11/15/2023	1M US L + 13.25%	500,000	492,000
CSMC 2020-TMIC, Class C(a)(c)	12/15/2023	1M US L + 6.75%	400,000	406,839
LAQ 2022-LAQ Mortgage Trust, Class E(a)(c)	03/15/2027	1M US SOFR + 4.87173%	440,229	431,348
LAQ 2022-LAQ Mortgage Trust, Class F(a)(c)	03/15/2027	1M US SOFR + 5.97097%	4,891,428	4,754,984
TWO VA Repack Trust Class B-2, Series B2(b)(c)(e)	11/15/2033	0.00%	1,811,000	554,890
VA Gilbert AZ Subordinated Note Lease-Backed Pass-Through Trust(b)(c)	03/15/2034	13.00%	186,240	219,224
Wells Fargo Commercial Mortgage Trust 2021-FCMT, Class F(a)(c)	05/15/2026	1M US L + 5.90%	1,000,000	979,477

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $11,257,230)				10,593,476

Direct Real Estate (24.86%)
4901 W Jefferson Blvd - Los Angeles, CA(b)(f)	N/A		N/A	3,258,958
Del Mar Terrace - Phoenix, AZ(b)(c)(g)	N/A		N/A	17,013,319
EPIC Dallas(b)(c)(f)(g)	N/A		N/A	20,094,661
Sora Multifamily Residential Property(b)(c)	N/A		N/A	13,954,855
Vale at the Parks - DC(b)(c)(g)	N/A		N/A	6,357,500
TOTAL DIRECT REAL ESTATE (Cost $50,322,284)				60,679,293

Real Estate-Related Securities (9.81%)(a)
Debt Securities (9.81%)
IENTC 2, LLC(b)(c)(g)	03/31/2031	10.75%	1,645,000	1,645,000
IENTC 2, LLC DDTL B-1(b)(c)(g)	03/31/2031	10.75%	6,815,000	6,815,000
Society Las Olas – 301 SW 1st Avenue Holdings LLC(b)(c)(g)	09/23/2023	1M US L + 1.47%	5,231,984	5,192,745
Society Las Olas - PMG-Greybook Riverfront I LLC(b)(c)(g)	09/23/2023	1M US L + 1.47%	10,376,846	10,299,019
Total Debt Securities				23,951,764

TOTAL REAL ESTATE-RELATED SECURITIES (Cost $23,963,294)				23,951,764

Loan Accumulation Facility (3.74%)(a)(d)
Anchorage Capital CLO 26, LTD., Warehouse(b)(c)	05/16/2024	14.50%	1,125,000	1,125,000
Brightwood Capital MM CLO 2022-11, LTD Class B LND(b)(c)	12/31/2032	14.50%	4,000,000	4,000,000
Marble Point CLO XXV LTD(b)	03/02/2023	14.50%	4,000,000	4,000,000

TOTAL LOAN ACCUMULATION FACILITY (Cost $9,125,000)				9,125,000

Common Stocks (2.99%)
Boca Homecare Holdings, Inc. (Equity)(b)(c)(f)			580,645	530,646
Creative Media & Community Trust Corp.(c)(g)			388,344	2,757,243
IENTC 1, LLC(b)(f)(g)			3,760,000	4,004,440
TOTAL COMMON STOCKS (Cost $7,447,007)				7,292,329

Maturity Date	Rate	Principal	Value
Warrants (0.00%)
RumbleON, Inc., Expires 02/28/2023, Strike Price $33.00(b)		7,576	$4,394
TOTAL WARRANTS (Cost $83,469)			4,394

Short Term Investments (7.86%)
First American Treasury Obligations Fund, 1.271%(h) (Cost $19,186,502)		19,186,502	19,186,502
TOTAL SHORT TERM INVESTMENTS (Cost $19,186,502)			19,186,502

TOTAL INVESTMENTS 102.01% (Cost $243,820,526)			$248,972,850

Liabilities In Excess Of Other Assets (-2.01%)			(4,934,466)

NET ASSETS (100.00%)			$244,038,384

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2022 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Fair value of this security was determined using significant, unobservable inputs and was determined in good faith under the procedures approved by the Fund's Board of Trustees.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $202,755,179, which represented approximately 83.08% of net assets as of June 30, 2022. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(d)	CLO subordinated notes are residual positions in the CLO vehicle. CLO subordinated notes are entitled to distributions that are generally equal to the residual cash flows of the underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the amount and timing of these distributions in addition to the estimated amount of terminal distribution. Effective yields for the CLO equity positions are updated generally once a quarter in connection with a transaction, such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Estimated yields are periodically adjusted based on information reported by the CLO as of the date of determination.
(e)	Zero coupon bond.
(f)	Non-income producing investment.
(g)	Affiliated investments pursuant to the 1940 Act. See Note 5 for more information.
(h)	Money market fund; interest rate reflects seven-day yield as of June 30, 2022.

We do not "control" and are not an "affiliate" of any of our portfolio investments, each as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, we would be presumed to "control" a portfolio investment if we owned 25% or more of its voting securities and would be an "affiliate" of a portfolio investment if we owned 5% or more of its voting securities.

Investment Abbreviations:
LIBOR - London Interbank Offered Rate

Reference Rates:
1M US L - 1 Month LIBOR as of June 30, 2022 was 1.79%
3M US L - 3 Month LIBOR as of June 30, 2022 was 2.29%
1M SOFR - 1 Month SOFR as of June 30, 2022 was 1.52%

See Notes to Quarterly Schedule of Investments.

TOTAL RETURN SWAP CONTRACTS(a)
		Notional		Termination		Net Unrealized
Counterparty	Reference Entity/Obligation	Amount	Fund Pays	Date	Value	Appreciation
Citibank, N.A.	BROOKFIELD WEC HOLDINGS INC TL 1L, 1M SOFR + 3.75	$200,000	3M US L + 1.35%	08/01/2025	$200,856	$856
Citibank, N.A.	Dave & Buster's, Inc. TLB 1L,	253,333	3M US L + 1.35%	06/22/2029	254,501	1,168
Citibank, N.A.	Prestige Brands, Inc., 1M US L + 2.00	238,800	3M US L + 1.35%	07/03/2028	238,933	133
		$692,133			$694,290	$2,157

		Notional		Termination		Net Unrealized
Counterparty	Reference Entity/Obligation	Amount	Fund Pays	Date	Value	Depreciation
Citibank, N.A.	1011778 B.C. Unlimited Liability Company, 1M US L + 1.75	$155,439	3M US L + 1.35%	11/19/2026	$150,979	$(4,460)
Citibank, N.A.	Academy, Ltd., 1M US L + 3.75	868,461	3M US L + 1.35%	11/05/2027	824,100	(44,361)
Citibank, N.A.	Acrisure LLC, 1M US L + 3.50	590,203	3M US L + 1.35%	02/15/2027	545,623	(44,580)
Citibank, N.A.	Acrisure LLC, 1M US L + 3.75(b)	548,414	3M US L + 1.35%	02/15/2027	520,024	(28,390)
Citibank, N.A.	Acrisure LLC, 1M US L + 4.25	148,131	3M US L + 1.35%	02/15/2027	141,291	(6,840)
Citibank, N.A.	ADMI Corp. TLB3 1L, 1M US L + 3.50	796,401	3M US L + 1.35%	12/23/2027	735,707	(60,694)
Citibank, N.A.	Advantage Sales & Marketing, Inc., 1M US L + 4.50	754,248	3M US L + 1.35%	10/28/2027	706,223	(48,025)
Citibank, N.A.	Aegion Corp., 1M US L + 4.75(b)	434,213	3M US L + 1.35%	05/17/2028	399,794	(34,419)
Citibank, N.A.	AHP Health Partners, Inc., 1M US L + 3.50	287,101	3M US L + 1.35%	08/24/2028	272,845	(14,256)
Citibank, N.A.	Allen Media LLC, 3M US L + 5.50	1,513,130	3M US L + 1.35%	02/10/2027	1,369,268	(143,862)
Citibank, N.A.	Allied Universal Holdco LLC, 1M US L + 3.75	493,769	3M US L + 1.35%	05/12/2028	455,930	(37,839)
Citibank, N.A.	Amentum Government Services Holdings LLC TLB 1L, 6M SOFR + 4.00	351,176	3M US L + 1.35%	02/15/2029	337,061	(14,115)
Citibank, N.A.	Anesthesia Partners, Inc., 1M US L + 4.25	938,649	3M US L + 1.35%	10/02/2028	882,519	(56,130)
Citibank, N.A.	AP Core Holdings II LLC, 1M US L + 5.50(b)	1,154,100	3M US L + 1.35%	09/01/2027	1,110,143	(43,957)
Citibank, N.A.	Applovin Corp., 1M US L + 3.25	195,550	3M US L + 1.35%	08/15/2025	187,463	(8,087)
Citibank, N.A.	Aramark Intermediate HoldCo Corp., 1M US L + 1.75	197,839	3M US L + 1.35%	03/11/2025	192,600	(5,239)
Citibank, N.A.	Arches Buyer, Inc., 1M US L + 3.25	594,951	3M US L + 1.35%	12/06/2027	546,919	(48,032)
Citibank, N.A.	Asurion LLC, 1M US L + 3.00	194,412	3M US L + 1.35%	11/04/2024	183,792	(10,620)
Citibank, N.A.	Athenahealth Group Inc. 1L, 1M SOFR + 3.50	100,942	3M US L + 1.35%	2/15/2029	93,714	(7,228)
Citibank, N.A.	Athenahealth Group Inc. TLB 1L, 1M SOFR + 3.50	595,558	3M US L + 1.35%	2/15/2029	552,914	(42,644)
Citibank, N.A.	Athletico Physical Therapy TLB, 6M SOFR + 4.25	904,545	3M US L + 1.35%	02/15/2029	865,627	(38,918)
Citibank, N.A.	Atlantic Aviation Corp., 3M SOFR + 7.25	954,754	3M US L + 1.35%	09/22/2028	905,904	(48,850)
Citibank, N.A.	Autokiniton US Holdings, Inc., 1M US L + 4.50	1,092,357	3M US L + 1.35%	04/06/2028	1,009,992	(82,365)
Citibank, N.A.	Bakemark Holdings, Inc., 3M US L + 4.00(b)	495,013	3M US L + 1.35%	09/05/2028	462,675	(32,338)
Citibank, N.A.	Bausch Health Companies Inc. 1L TLB,	950,400	3M US L + 1.35%	02/01/2027	827,131	(123,269)
Citibank, N.A.	BCPE North Star US Holdco 2, Inc. TL 1L, 3M US L + 4.00(b)	955,793	3M US L + 1.35%	06/09/2028	890,352	(65,441)
Citibank, N.A.	Burlington Coat Factory Warehouse Corp., 1M US L + 2.00	541,778	3M US L + 1.35%	06/26/2028	517,956	(23,822)
Citibank, N.A.	Caesars Resort Collection LLC, 1M US L + 3.50	494,962	3M US L + 1.35%	07/21/2025	478,319	(16,643)
Citibank, N.A.	Caesars Resort Collection LLC, 1M US L + 2.75	589,287	3M US L + 1.35%	12/23/2024	571,703	(17,584)
Citibank, N.A.	CCRR Parent, Inc., 3M US L + 3.75(b)	891,073	3M US L + 1.35%	03/06/2028	845,794	(45,279)
Citibank, N.A.	CDK GLOBAL, INC.TLB 1L,	248,179	3M US L + 1.35%	06/08/2029	241,741	(6,438)
Citibank, N.A.	Charter Next Generation, Inc., 1M US L +3.75	737,578	3M US L + 1.35%	12/01/2027	702,379	(35,199)
Citibank, N.A.	CHG Healthcare Services, Inc., 6M US L + 3.50	348,543	3M US L + 1.35%	09/29/2028	332,254	(16,289)
Citibank, N.A.	City Brewing Co. LLC, 3M US L + 3.50(b)	221,658	3M US L + 1.35%	04/05/2028	196,846	(24,812)
Citibank, N.A.	Clydesdale Acquisition Holdings, Inc., 1M SOFR + 4.25	793,069	3M US L + 1.35%	04/13/2029	769,257	(23,812)
Citibank, N.A.	Compass Power Generation LLC, 1M SOFR +4.25	483,788	3M US L + 1.35%	04/14/2027	478,800	(4,988)
Citibank, N.A.	Conduent Business Services LLC, (b)	492,525	3M US L + 1.35%	10/15/2028	485,063	(7,462)
Citibank, N.A.	Connect Finco Sarl, 1M US L + 3.50	739,889	3M US L + 1.35%	12/11/2026	681,323	(58,566)
Citibank, N.A.	Core & Main LP, 1M US L + 2.50	412,508	3M US L + 1.35%	07/27/2028	395,106	(17,402)
Citibank, N.A.	Corel Corp., 3M US L + 5.00	521,075	3M US L + 1.35%	07/02/2026	499,906	(21,169)

TOTAL RETURN SWAP CONTRACTS(a) (continued)
		Notional		Termination		Net Unrealized
Counterparty	Reference Entity/Obligation	Amount	Fund Pays	Date	Value	Appreciation
Citibank, N.A.	CoreLogic, Inc., 1M US L + 3.50	$495,009	3M US L + 1.35%	06/02/2028	$415,858	$(79,151)
Citibank, N.A.	Cornerstone OnDemand, Inc, 1M US L + 3.75	691,144	3M US L + 1.35%	10/16/2028	622,551	(68,593)
Citibank, N.A.	CP Atlas Buyer, Inc., 1M US L + 3.75	396,583	3M US L + 1.35%	11/23/2027	349,984	(46,599)
Citibank, N.A.	Dermatology Intermediate Holdings III, Inc. 1L, 1M SOFR + 4.25(b)	55,581	3M US L + 1.35%	03/26/2029	51,969	(3,612)
Citibank, N.A.	Dermatology Intermediate Holdings III, Inc. TLB 1L, 1M SOFR + 4.25(b)	291,413	3M US L + 1.35%	03/26/2029	278,032	(13,381)
Citibank, N.A.	DexKo Global Inc., Delayed TL, 3M US L + 3.75	130,954	3M US L + 1.35%	10/04/2028	120,969	(9,985)
Citibank, N.A.	DexKo Global Inc., TLB, 3M US L + 3.75	685,789	3M US L + 1.35%	10/04/2028	635,085	(50,704)
Citibank, N.A.	DG Investment Intermediate Holdings 2, Inc., 1M US L + 3.75	1,202,582	3M US L + 1.35%	03/31/2028	1,128,221	(74,361)
Citibank, N.A.	DIRECTV Financing LLC, 1M US L + 5.00	1,031,113	3M US L + 1.35%	08/02/2027	954,397	(76,716)
Citibank, N.A.	Diversitech Holdings, Inc., 3M US L + 3.75	51,429	3M US L + 1.35%	12/22/2028	48,471	(2,958)
Citibank, N.A.	Diversitech Holdings, Inc., 3M US L + 3.75	246,710	3M US L + 1.35%	12/22/2028	233,693	(13,017)
Citibank, N.A.	East West Manufacturing, LLC Delayed TL 1L, 3M SOFR + 5.75(b)	94,286	3M US L + 1.35%	12/22/2026	90,238	(4,048)
Citibank, N.A.	East West Manufacturing, LLC TLB 1L, 3M SOFR + 5.75(b)	646,653	3M US L + 1.35%	12/22/2028	618,892	(27,761)
Citibank, N.A.	ELEMENT MATERIALS TECH GROUP US HDGS Delayed TL,	55,449	3M US L + 1.35%	04/12/2029	53,621	(1,828)
Citibank, N.A.	ELEMENT MATERIALS TECH GROUP US HOLDINGS INC. TL,	120,139	3M US L + 1.35%	04/12/2029	116,178	(3,961)
Citibank, N.A.	Fertitta Entertainment, LLC TLB 1L, 1M SOFR + 4.00	346,089	3M US L + 1.35%	01/29/2029	320,937	(25,152)
Citibank, N.A.	Gainwell Acquisition Corp., 3M US L + 4.00	296,165	3M US L + 1.35%	10/01/2027	280,264	(15,901)
Citibank, N.A.	Garda World Security Corp., 1M US L + 4.25	593,428	3M US L + 1.35%	10/30/2026	551,117	(42,311)
Citibank, N.A.	Garda World Security Corporation TLB 1L, 1M SOFR + 4.25(b)	495,000	3M US L + 1.35%	02/01/2029	461,250	(33,750)
Citibank, N.A.	Great Outdoors Group, LLC TLB 1L, 1M SOFR + 4.25	1,482,572	3M US L + 1.35%	03/06/2028	1,365,247	(117,325)
Citibank, N.A.	Help/Systems Holdings, Inc., 3M SOFR + 4.00	493,687	3M US L + 1.35%	11/19/2026	464,189	(29,498)
Citibank, N.A.	HUB International, Ltd., 3M US L + 3.25	197,746	3M US L + 1.35%	04/25/2025	189,255	(8,491)
Citibank, N.A.	Hunter Douglas Inc.TLB 1L, 3M SOFR +3.50	497,500	3M US L + 1.35%	02/25/2029	432,268	(65,233)
Citibank, N.A.	Ivanti Software, Inc., 3M US L + 4.25	665,000	3M US L + 1.35%	12/01/2027	576,113	(88,886)
Citibank, N.A.	Jadex, Inc., 1M US L + 4.75(b)	362,255	3M US L + 1.35%	02/11/2028	336,770	(25,485)
Citibank, N.A.	KNS Midco Corp., 3M US L + 6.25(b)	588,750	3M US L + 1.35%	04/21/2027	540,914	(47,836)
Citibank, N.A.	LBM Acquisition LLC, 1M US L + 3.75	640,882	3M US L + 1.35%	12/18/2027	529,128	(111,754)
Citibank, N.A.	Liftoff Mobile, Inc., 3M US L + 3.75	494,468	3M US L + 1.35%	10/02/2028	439,491	(54,977)
Citibank, N.A.	LogMeIn, Inc., 1M US L + 4.75	693,214	3M US L + 1.35%	08/31/2027	534,947	(158,267)
Citibank, N.A.	LSCS Holdings, Inc., 1M US L + 4.50(b)	346,509	3M US L + 1.35%	12/16/2028	332,579	(13,930)
Citibank, N.A.	LSF9 ATLANTIS HOLDINGS, LLC, 3M SOFR + 7.25	1,216,184	3M US L + 1.35%	03/29/2029	1,164,632	(51,552)
Citibank, N.A.	MA FinanceCo LLC, 3M US L + 4.25(b)	223,352	3M US L + 1.35%	06/05/2025	203,148	(20,204)
Citibank, N.A.	Madison IAQ LLC, 6M US L + 3.25	646,659	3M US L + 1.35%	06/21/2028	595,420	(51,239)
Citibank, N.A.	Magenta Buyer LLC, 3M US L + 5.00	804,640	3M US L + 1.35%	07/27/2028	728,428	(76,212)
Citibank, N.A.	McAfee Corp. TLB 1L, 1M SOFR + 4.00	918,462	3M US L + 1.35%	03/01/2029	843,078	(75,384)
Citibank, N.A.	McGraw-Hill Education, Inc., 6M US L + 4.75	1,137,718	3M US L + 1.35%	07/28/2028	1,043,862	(93,856)
Citibank, N.A.	Medline Industries, LP, Term Loan, 1M US L + 3.25	870,089	3M US L + 1.35%	10/21/2028	812,126	(57,963)
Citibank, N.A.	MH Sub I LLC, 1M US L + 3.75	246,126	3M US L + 1.35%	09/15/2024	231,921	(14,205)
Citibank, N.A.	Midwest Physician Administrative Services LLC, 3M US L + 3.25	728,227	3M US L + 1.35%	03/13/2028	669,713	(58,514)
Citibank, N.A.	Mitchell International, Inc., 1M US L + 3.75	660,013	3M US L + 1.35%	10/15/2028	607,644	(52,369)
Citibank, N.A.	MJH Healthcare Holdings, LLC, TLB, 1M SOFR + 3.50(b)	165,833	3M US L + 1.35%	01/28/2029	157,500	(8,333)
Citibank, N.A.	Naked Juice LLC, 3M SOFR + 3.25	997,500	3M US L + 1.35%	01/24/2029	934,165	(63,335)
Citibank, N.A.	Olaplex, Inc TL 1L, 3M SOFR + 3.75(b)	230,192	3M US L + 1.35%	02/17/2029	218,654	(11,538)
Citibank, N.A.	Oldcastle Building Envelope Inc TLB 1L, 6M SOFR +4.50	482,500	3M US L + 1.35%	04/14/2029	448,750	(33,750)
Citibank, N.A.	Osmosis Buyer Limited Del T1 1L,	137,847	3M US L + 1.35%	07/31/2028	126,621	(11,226)
Citibank, N.A.	Osmosis Buyer Limited TLB 1L,	606,528	3M US L + 1.35%	07/31/2028	557,132	(49,396)
Citibank, N.A.	PetSmart LLC, 6M US L + 3.75	1,288,747	3M US L + 1.35%	02/11/2028	1,221,143	(67,604)

Citibank, N.A.	Pitney Bowes INC.TL, 1M US L + 4.00(b)	691,491	3M US L + 1.35%	03/17/2028	662,414	(29,077)
Citibank, N.A.	Plaze, Inc., 1M US L + 3.75(b)	790,497	3M US L + 1.35%	08/03/2026	739,115	(51,382)
Citibank, N.A.	Pretium PKG Holdings, Inc., 3M US L + 4.00	277,902	3M US L + 1.35%	10/02/2028	252,941	(24,961)
Citibank, N.A.	Primary Products Finance LLC, 3M SOFR+ 4.00	577,500	3M US L + 1.35%	04/01/2029	568,840	(8,660)
Citibank, N.A.	Proofpoint, Inc., 3M US L + 3.25	707,517	3M US L + 1.35%	08/31/2028	662,361	(45,156)
Citibank, N.A.	Quest Borrower Limited TL 1L, 3M SOFR + 4.25	990,000	3M US L + 1.35%	02/01/2029	892,810	(97,190)
Citibank, N.A.	Redstone Holdco 2 LP, 3M US L + 4.75	710,000	3M US L + 1.35%	04/27/2028	617,078	(92,922)
Citibank, N.A.	Ring Container Technologies Group LLC, 6M US L + 3.75	388,545	3M US L + 1.35%	08/12/2028	372,888	(15,657)
Citibank, N.A.	Rough Country, LLC 1L, 1M US L + 3.50(b)	1,265,441	3M US L + 1.35%	07/26/2028	1,212,585	(52,856)
Citibank, N.A.	Ryan Specialty Group LLC, 1M SOFR + 3.00(b)	196,827	3M US L + 1.35%	09/01/2027	189,623	(7,204)
Citibank, N.A.	Scientific Games Holdings LP TLB 1L, 3M SOFR +3.50	454,545	3M US L + 1.35%	04/04/2029	422,064	(32,481)
Citibank, N.A.	Seattle SpinCo, Inc., 1M SOFR + 4.00(b)	246,881	3M US L + 1.35%	02/28/2027	227,555	(19,326)
Citibank, N.A.	SINCLAIR TELEVISION GROUP, INC. TLB4 1L, 1M SOFR + 3.75	339,500	3M US L + 1.35%	04/13/2029	323,750	(15,750)
Citibank, N.A.	Sitel Worldwide Corp., 3M US L + 3.75	677,169	3M US L + 1.35%	08/27/2028	656,115	(21,054)
Citibank, N.A.	Sovos Brands Intermediate, Inc., 6M US L + 3.75	351,098	3M US L + 1.35%	06/08/2029	334,099	(16,999)
Citibank, N.A.	Specialty Building Products Holdings LLC, 1M US L + 3.75	497,256	3M US L + 1.35%	10/15/2028	442,641	(54,615)
Citibank, N.A.	SRS Distribution Inc., 6M US L + 3.50	360,386	3M US L + 1.35%	06/02/2028	336,240	(24,146)
Citibank, N.A.	Sunshine Luxembourg VII S.a r.l., 3M US L + 3.75	963,715	3M US L + 1.35%	10/02/2026	893,267	(70,448)
Citibank, N.A.	Teneo Holdings LLC, 1M SOFR + 5.25	789,008	3M US L + 1.35%	07/12/2025	742,742	(46,266)
Citibank, N.A.	TGP Holdings III LLC, 1M US L + 3.25	318,971	3M US L + 1.35%	06/29/2028	273,249	(45,722)
Citibank, N.A.	TGP Holdings III LLC, 1M US L + 3.25	42,058	3M US L + 1.35%	06/29/2028	36,030	(6,028)
Citibank, N.A.	TricorBraun Holdings, Inc., 1M US L + 3.25	611,701	3M US L + 1.35%	03/03/2028	576,889	(34,812)
Citibank, N.A.	TruGreen LP, 1M US L + 4.00	247,135	3M US L + 1.35%	11/02/2027	234,963	(12,172)
Citibank, N.A.	Virtusa Corporation TL 1L, 1M SOFR + 3.75(b)	296,258	3M US L + 1.35%	02/15/2029	283,789	(12,469)
Citibank, N.A.	Watlow Electric Manufacturing Co., 1M US L + 3.75	1,049,654	3M US L + 1.35%	03/02/2028	987,136	(62,518)
Citibank, N.A.	WW International, Inc., 1M US L + 3.50	1,171,997	3M US L + 1.35%	04/13/2028	930,577	(241,420)
Citibank, N.A.	Xperi Holding Corp., 1M US L + 3.50	945,250	3M US L + 1.35%	06/08/2028	911,558	(33,692)
Citibank, N.A.	Zelis Payments Buyer, Inc., 1M US L + 3.50	987,475	3M US L + 1.35%	09/30/2026	935,042	(52,433)
		$66,475,954			$61,721,963	$(4,753,991)
TOTAL		$67,168,087			$62,416,253	$(4,751,834)

(a)	The Fund’s interest in the total return swap transactions are held through a wholly-owned subsidiary of the Fund, RACR-FS, LLC , a Delaware Limited Liability Company.

(b)	Security is classified as Level 3 in the Fund’s hierarchy (see Note 2).

Note 1 — Organization and Registration

CIM Real Assets & Credit Fund (the “Fund”), a Delaware statutory trust, is a non-diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund engages in a continuous offering of shares and operates as an interval fund that offers to make quarterly repurchases of shares at net asset value (“NAV”).

The Fund’s investment objective is to generate current income through cash distributions and preserve shareholders’ capital across various market cycles, with a secondary objective of capital appreciation. The Fund’s investment adviser is CIM Capital IC Management, LLC, a Delaware limited liability company (the “Adviser”) that is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is primarily responsible for determining the amount of the Fund’s total assets that are allocated to each of the Fund’s sub-advisers, and will review such allocation percentage on an ongoing basis and adjust the allocation percentage as necessary to best achieve the Fund’s investment objective.

The Adviser has engaged CIM Capital SA Management, LLC, a Delaware limited liability company (the “CIM Sub-Adviser”) that is registered as an investment adviser with the SEC under the Advisers Act, to act as an investment sub-adviser to the Fund. The CIM Sub-Adviser is an indirectly wholly-owned subsidiary of CIM Group, LLC and is an affiliate of the Adviser. The CIM Sub-Adviser is responsible for identifying and sourcing investment opportunities with respect to real assets held by the Fund. The Fund defines “real assets” as assets issued by United States issuers where the underlying interests are investments in real estate or infrastructure in the United States (“Real Assets”).The Fund’s investments in Real Assets will consist of (1) direct real estate that will be held through one or more wholly-owned real estate investment trust (“REIT”) subsidiaries (each, a “REIT Subsidiary”), (2) publicly traded REITs and private REITs, (3) real estate mortgages, (4) commercial mortgage-backed securities (“CMBS”) and (5) infrastructure assets that may be held through a REIT Subsidiary. The Fund’s investments in Real Assets will consist of real assets in densely populated qualified communities throughout the United States.

The Adviser has also engaged OFS Capital Management, LLC, a Delaware limited liability company (the “OFS Sub-Adviser”, and, together with the CIM Sub-Adviser, the “Sub-Advisers”) that is registered as an investment adviser with the SEC under the Advisers Act, to act as an investment sub-adviser to the Fund. The OFS Sub-Adviser is a wholly-owned subsidiary of Orchard First Source Asset Management, LLC, and is an affiliate of the Adviser. The OFS Sub-Adviser is responsible for identifying and sourcing credit and credit-related investment opportunities (“Credit and Credit-Related Investments”) as well as investments in CMBS. The Fund intends for its Credit and Credit-Related Investments to consist of (1) investments in floating and fixed rate loans; (2) broadly syndicated senior secured corporate loans; (3) investments in the debt and equity tranches of collateralized loan obligations (“CLOs”); and (4) opportunistic credit investments, by which the Fund means stressed and distressed credit situations, restructurings and non-performing loans.

The Fund was organized as a statutory trust on February 4, 2019 under the laws of the State of Delaware. The Fund had no operations from that date through May 4, 2020 other than those relating to organizational matters and the registration of its shares under applicable securities laws. During this period, the Adviser purchased 4,000 of Class I Common Shares of beneficial interest (the “Class I Shares”), at an aggregate purchase price of $100,000, at a price of $25.00 per share.

On May 5, 2020, the Fund commenced a continuous public offering of Class I Shares, Class A Shares, Class C Shares and Class L Shares. The Fund has received exemptive relief from the SEC to permit the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early withdrawal charges.1 Additionally, on May 5, 2020, an affiliate of the Adviser purchased 188,000 Class I Shares at a price of $25.00 per share, 4,000 Class A Common Shares (the “Class A Shares”) at a price of $25.00 per share, 4,000 Class C Common Shares (the “Class C Shares”) at a price of $25.00 per share, and 4,000 Class L Common Shares (the “Class L Shares”) at a price of $25.00 per share. On January 28, 2020, an affiliate of the Adviser purchased 156,607 Class I Shares. The Adviser and its affiliates own shares in the Fund representing 3.69% and 3.72% of the NAV as of June 30, 2022 and July 31, 2022, respectively.

[1]	(CIM Real Assets & Credit Fund, et al. (File No. 812-15001, Release No. IC-33659 (Oct. 22, 2019) (order), Release No. I -33630 (Sep. 23, 2019) (notice))

Class C Shares and Class I Shares are offered on a continuous basis at NAV. Class C Shares are subject to a 1.00% early withdrawal charge. Class A Shares are offered at NAV plus a maximum sales load of 5.75% of the offering price. Class L Shares are offered at NAV plus a maximum sales load of 4.25% of the offering price. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and early withdrawal charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans, and other matters that exclusively affect such class, and separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. The Fund’s income, expenses (other than class-specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. Class specific expenses, where applicable, include distribution fees, shareholder servicing fees, and networking fees.

NOTE 2 — Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946 - Investment Companies.

Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Indemnifications

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Income Taxes

For U.S. federal income tax purposes, the Fund intends to qualify as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code), by distributing substantially all of its investment company taxable net income and realized gains, not offset by capital loss carryforwards, if any, to its shareholders. The Fund intends to file U.S. federal, state, and local tax returns as required.

In 2021, the Fund changed its tax year end from April 30 to September 30 to better align with the Fund's fiscal year end. To effect this change, the Fund has filed Form 1128 with the Internal Revenue Service.

On March 30, 2022, the Fund formed a REIT subsidiary (the “REIT Subsidiary”) to hold two of the Fund’s existing real estate investments. The REIT Subsidiary intends to qualify and elect to be taxed as a real estate investment trust (“REIT”) for federal income tax purposes under Sections 856 through 860 of the Code, commencing with its taxable year ending December 31, 2022. If the REIT Subsidiary qualifies for taxation as a REIT, the REIT Subsidiary will generally not be subject to federal corporate income tax to the extent it distributes its taxable income to its stockholders, and so long as it, among other things, distributes at least 90% of its annual taxable income (computed without regard to the dividends paid deduction and excluding net capital gains). REITs are subject to a number of other organizational and operational requirements. Even if the REIT Subsidiary qualifies for taxation as a REIT, it may be subject to certain state and local taxes on its income and property, and federal income and excise taxes on its undistributed income. The financial statements contained herein include the accounts of the Fund and the REIT Subsidiary.

Portfolio Valuation

The Fund determines the NAV per each class of Common Shares on each day that the New York Stock Exchange (“NYSE”) is open for business as of the close of the regular trading session (normally, 4:00 pm eastern time). The Fund calculates NAV per Common Share on a class-specific basis, by dividing the total value of the Fund’s assets attributable to the applicable class by the total number of Common Shares of such class outstanding. The Fund’s assets are determined by subtracting any liabilities (including borrowings for investment purposes) from the total value of its portfolio investments and other assets.

In accordance with ASC Topic 820 – Fair Value Measurement and Disclosures, and consistent with the Fund’s valuation policy and procedures, portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Fund’s board of trustees (the “Board”) has adopted policies and procedures for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Fund’s valuation committee. On a quarterly basis, or more frequently if necessary, the Board ratifies the valuation determinations made with respect to the Fund’s investments during the preceding period and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation policies and procedures.

Rule 2a-5 under the 1940 Act was recently adopted by the SEC and establishes requirements for determining fair value in good faith for purposes of the 1940 Act. We have evaluated the impact of adopting Rule 2a-5 and do not believe this rule will have a material impact on the financial statements. We intend to comply with the new rule’s requirements on or before the compliance date in September 2022.

Fair Value Measurements

In accordance with ASC Topic 820 – Fair Value Measurements and Disclosures, a three-tier fair value hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the fair value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –

Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date. An active market is defined as a market in which transactions for the assets or liabilities occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 –

Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices or identical for similar assets or liabilities in markets that are not active (markets with few transactions),  inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, yield curves etc.), and inputs that are derived principally from or corroborated by observable market data correlation or other means

(market corroborated inputs).

Level 3 –	Unobservable inputs, which are only used to the extent that observable inputs are not available, reflect the Fund’s assumptions about the pricing of an asset or liability.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2022:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Bank Loans	$–	$3,105,684	$50,366,053	$53,471,737
Collateralized Loan Obligations - Equity	–	–	21,828,345	21,828,345
Collateralized Loan Obligations - Debt	–	42,840,010	–	42,840,010
Commercial Mortgage-Backed Securities	–	6,572,648	4,020,828	10,593,476
Direct Real Estate	–	–	60,679,293	60,679,293
Real Estate-Related Securities(1)	–	–	23,951,764	23,951,764
Common Stocks	2,757,243	–	4,535,086	7,292,329
Warrants	–	–	4,394	4,394
Loan Accumulation Facility(2)	–	–	9,125,000	9,125,000
Short Term Investments	19,186,502	–	–	19,186,502
Total	$21,943,745	$52,518,342	$174,510,763	$248,972,850
Other Financial Instruments
Assets
Total Return Swap Contracts	$–	$2,157	$–	$2,157
Liabilities
Total Return Swap Contracts	$–	$(4,089,701)	$(664,290)	$(4,753,991)
Total	$–	$(4,087,544)	$(664,290)	$(4,751,834)

(1)	Asset was held at cost as of June 30, 2022.

The changes of the fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Asset Type	Balance as of September 30, 2021	Accrued Discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Deperciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3		Balance as of June 30, 2022	Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2022
Bank Loans	$6,695,955	$34,069	$-	$11,430	$(875,625)	$45,353,062	$(852,837)	$-		$-	$50,366,054	$(875,625)
Common Stocks	-	-	-	-	194,441	4,340,645	-	-		-	4,535,086	194,441
Commercial Mortgage-Backed Securities	4,629,027	42,196	-	(1,129)	(1,231,629)	587,187	(4,824)	-		-	4,020,828	(1,231,629)
Direct Real Estate	16,495,100	-	-	-	9,084,383	35,099,810	-	-		-	60,679,293	9,084,383
Real Estate-Related Securities	14,618,750	54,257	-	-	(35,741)	14,546,482	(5,231,985)	-		-	25,831,763	(35,741)
Loan Accumulation Facility	2,500,000	-	-	-	-	9,125,000	(2,500,000)	-		-	9,125,000	-
Warrants	107,000	-	-	-	(102,606)	-	-	-		-	4,394	(102,606)
CLO - Equity	-	394,435	-	-	(849,776)	14,826,134	-	7,457,552		-	21,828,345	(849,776)
	$45,045,832	$524,957	$-	$10,301	$6,183,447	$123,878,320	$(8,589,646)	$7,457,552	$		$174,510,763	$6,183,447

Total Return Swap Contracts
Balance as of September 30, 2021	$52,304
Change in Unrealized Appreciation/Depreciation	(165,338)
Purchased Unrealized Appreciation/Depreciation	9,687,426
Sold Unrealized Appreciation/Depreciation	(11,361,824)
Transfers In of Unrealized Appreciation/Depreciation	203,148
Transfers Out of Unrealized Appreciation/Depreciation	(136,255)
Balance as of June 30, 2022	$(1,435,945)
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at June 30, 2022	$(88,629)

NOTE 3 — Derivative Transactions

The Fund’s investment objectives allow the Fund to enter into various types of derivative contracts such as total return swaps and forward foreign currency contracts. In doing so, the Fund and RACR-FS, LLC (its “Swap Subsidiary”) will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure only on certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Risk of Investing in Derivatives – The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Total Return Swap Contract – The Swap Subsidiary has entered into a total return swap referencing a portfolio of bank loans with Citibank, N.A. (“Citi”) as the counterparty. The total return swap allows the Fund to indirectly obtain exposure to a portfolio of bank loans (each a “reference asset”) without owning or taking physical custody of such bank loans. Under the total return swap, Citi has contractually committed to make payments based on the total return (income plus realized appreciation) of each reference asset in exchange for a periodic payment from the Swap Subsidiary based on a floating interest rate and any realized depreciation of each Reference Asset. Additionally, the Swap Subsidiary posts collateral to cover its potential contractual obligations to Citi under the total return swap. The total return swap is marked-to-market daily consistent with the Fund’s Valuation Policy and changes in value are recorded by the Fund as unrealized gain or loss in the consolidated financial statements. If a reference asset is removed from the total return swap, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the price of such reference asset from the date it was added to the total return swap and the price of the reference asset at the time it was removed from the total return swap. As of June 30, 2022, the total return swap had unrealized depreciation of ($4,752,336).

The total return swap effectively adds leverage to the Fund’s portfolio because, in addition to the Fund’s total net assets, the Fund would be subject to investment exposure on the amount of bank loans subject to the total return swap. The total return swap is also subject to the risk that a counterparty will default on its payment obligations thereunder or that the Fund will not be able to meet its obligations to the counterparty. In addition, because the total return swap is a form of synthetic leverage, such arrangement is subject to risks similar to those associated with the use of leverage. As of June 30, 2022, the Fund had one interest rate cap agreement designated as a hedging instrument with a fair value of $202,324.

NOTE 4 — Direct Real Estate Investments

During the nine months ended June 30, 2022, the Fund acquired a 100% interest in a multi-family residential property in Los Angeles, California (“Sora”). As of June 30, 2022, the value of the property was $13,954,855, net of the Fund's mortgage note of $39,983,344.

During the nine months ended June 30, 2022, the Fund invested $15,000,000, inclusive of an unfunded commitment of $1,049,940 as of June 30, 2022, for an 18.85% membership interest in a joint venture (the “Del Mar Joint Venture”) with an affiliate. The Del Mar Joint Venture acquired a multi-family residential property in Phoenix, Arizona. As of June 30, 2022, the value of Fund’s investment in the Del Mar Joint Venture was $17,013,320, net of the Fund’s share of a mortgage note of $33,206,516.

During the nine months ended June 30, 2022, the Fund acquired a 100% interest in an office property in Los Angeles, California (“Jefferson”). The property is currently under development in Los Angeles, California. As of June 30, 2022, the value of the property was $3,258,958, which was held at cost as of June 30, 2022.

As of June 30, 2022 the Fund owned five properties, which had a fair market value of $60,679,293.

NOTE 5 — Investment Transactions

During the nine months ended June 30, 2022, the Fund and an affiliate provided financing to an entity ("IENTC 2") that owns 99.9% of a United States domiciled company that operates a fiber-optic internet network in northern Mexico (the “Mexico Joint Venture”). Specifically, the Fund and an affiliate provided a tranche of senior secured term loan (the “Senior Loan”) that has a total funding obligation of $3,500,000 (for which the Fund funded $1,645,000). The Senior Loan has a maturity date of March 31, 2031 and had an all-in interest rate of SOFR plus 9.75% as of June 30, 2022.

Additionally, the Fund and the affiliate committed to provide a tranche of a delayed draw term loan (the "Delayed Draw Term Loan”) that has a total funding obligation of $14,500,000 (for which the Fund has a funding obligation of $6,815,000). As of June 30, 2022, the Fund funded $1,880,000 on the Delayed Draw Term Loan. In addition, the Fund purchased $3,760,000 of common units (the "Common Units") in an entity ("IENTC 1") that owns 100% of IENTC 2. The Fund owns approximately 21% of IENTC 1, while the affiliate and a third-party own the remaining portion of the entity.

During the nine months ended June 30, 2022, the Fund invested in the Del Mar Venture and the Mexico Joint Venture, both of which are affiliated investments. The affiliated investment purchases during the nine months ended June 30, 2022 and the related positions as of June 30, 2022 follow:

NOTE 6 — Affiliated Transactions

These affiliated investments purchases during the period ended June 30, 2022 and the related positions as of June 30, 2022 follows:

Security Name	Ownership %	Market Value as of October 1, 2021	Purchases	Sales	Market Value as of June 30, 2022*	Share Balance as of June 30, 2022	Dividends	Change in Unrealized Gain (Loss)
CIM Commercial Trust Corp.	2%	$2,511,622	$3,375,965	$-	$2,757,243	388,344	$62,034	$(740,636)
EPIC Dallas	11%	11,371,495	14,070,367	-	20,094,661	N/A	-	(5,347,201)
Vale at the Parks - DC	8%	5,123,605	43,200	-	6,357,500	N/A	-	(1,190,694)
Society Las Olas - PMG-Greybook Riv	7%	9,751,102	490,161	-	10,299,109	N/A	-	67,815
Society Las Olas - 301 SW 1st Avenue	4%	4,867,648	364,336	-	5,192,745	N/A	-	(39,239)
DEL MAR TERRACE-PHOENIXAZ	18%	-	15,000,000	-	17,013,319	N/A	-	2,013,319
IENTC 1, LLC	21%	-	3,760,000	-	4,004,440	N/A	-	244,440
IENTC 2, LLC	24%	-	1,645,000	-	1,645,000	N/A	-	-
IENTC 2, LLC DDTL B-1		-	6,815,000	-	6,815,000	N/A	-	-
		$33,625,472	$45,564,029	$-	$74,179,017	388,344	$-	$(4,992,196)

NOTE 7 — LINE OF CREDIT

As of June 30, 2022 the Fund has an unsecured credit facility with a bank in place under which the Fund can borrow up to $40 million, subject to a borrowing base calculation. Subject to the satisfaction of certain conditions and the borrowing base calculation, the Fund can increase the amount that it may borrow under the unsecured credit facility to $100 million. Outstanding advances under the unsecured credit facility bear interest at the rate of Secured Overnight Financing Rate (SOFR) plus 4.00%. The Fund also pays a quarterly facility fee of 0.125% of the commitment under the unsecured credit facility. The unsecured credit facility contains certain customary covenants, including a maximum debt to asset value ratio covenant and a minimum liquidity requirement. The unsecured credit facility matures in December 2026, provided that the Fund may elect to extend the maturity date for two periods of 12 months each, in each instance upon satisfaction of certain conditions. As of June 30, 2022, no amount was outstanding under the unsecured credit facility.

In addition to any indebtedness incurred by the Fund, the Fund may also utilize leverage by mortgaging properties held by the Fund (or any subsidiary), or by acquiring property with existing debt. Any such leverage relating to properties that are wholly owned or that are held in the REIT Subsidiary by the Fund will be consolidated with any leverage incurred directly by the Fund and subject to the 1940 Act’s limitations on leverage. As of June 30, 2022, a subsidiary of the Fund has a mortgage with an outstanding balance of $40.0 million in connection with the acquisition of a real property. Subject to the satisfaction of certain conditions, additional advances can be made under the mortgage, up to an aggregate amount of $41.7 million. The mortgage has an interest rate of SOFR plus 2.95 % and matures in January 2024, provided that, subject to the satisfaction of certain conditions, there is an option to extend the term for three additional 12-month periods. In addition, as of June 30, 2022, the Fund had three co-investments in real properties that had mortgage notes outstanding. The Fund’s share of the mortgage notes outstanding related to these three co-investments was $49.4 million.